Supplement dated March 7, 2012 to the

PNC Advantage Funds Statement of Additional Information (“SAI”)

Dated September 30, 2011

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.  In the “Position Held with the Fund and Length of Time Served” column of the table included in the section entitled “Trustees and Officers” of the SAI, for Stephen M. Todd the information is revised to reflect that Mr. Todd has been a Trustee since November 30, 2011.

B.  The PNC Capital Advisors, LLC Proxy Voting Policy and Procedures included as Appendix B in the SAI  are deleted in their entirety and replaced with the following:

PNC Capital Advisors, LLC

SECTION 407:  PROXY VOTING POLICY AND PROCEDURES

The purpose of these proxy voting policy and procedures is to ensure that PNC Capital Advisors, LLC (“PCA”) fulfills its responsibility to clients in connection with the voting of proxies. PCA views the voting of proxies as an integral part of its investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in securities prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors, and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

New Account Procedures

When the client has delegated proxy-voting authority to PCA under the investment agreement (or other written agreement), PCA will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that PCA vote in accordance with such client’s proxy voting policy and provides this proxy voting policy to PCA, PCA will vote as instructed. In the event a contract is silent on the matter, PCA should get written confirmation from such client as to its preference, where possible. PCA will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

Proxy Handling Procedures

With respect to proxies for which PCA has authority to vote, such votes will be determined by a proxy voting committee (the “Committee”). The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of a quorum of voting members. The Committee Chair does not have to be part of the voting quorum.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meeting. PCA is authorized to engage the services of a proxy voting service (the “Service”) to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service’s recommendations with respect to such issues. “Routine Matters” are those issues in the proxy statement that are addressed in the proxy voting guidelines attached hereto as Exhibit A (the “Guidelines”) with a specific recommendation as to how to vote (e.g., “for”, “against” or “case by case in line with Risk Metrics recommendation”). “Refer Items” are those issues in the proxy statement for which the Guidelines are silent, or for where the Guidelines state that the item is to be decided on a case-by-case basis by the Committee.

The Proxy Administrators are responsible for reviewing each “refer” proxy issue prior to the Committee’s monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions.

In the event that a PCA Portfolio Manager wishes to have a proxy item voted in a certain matter, differently than called for under PCA’s then current Guidelines, the issue will be directed to the Committee for review and final determination. For Routine Matters, if the Committee determines that a vote should be cast that is different than that recommended by the Guidelines, then this item will be documented in the Committee minutes and if the asset is held in a PNC Fund, the issue will be reported to the Board of Trustees of the PNC Funds (the “Funds”), at its next regular board meeting.

(1) Authority to Vote Proxies

The Committee adopts the Guidelines for the separately managed accounts, attached hereto as Exhibit A, and the Board of Trustees of the Funds determines whether to adopt such Guidelines for the Funds.  , The Committee then authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items by majority vote of the Committee members, but only in the event a quorum is obtained. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that PCA has agreed in writing to vote proxies on behalf of a client in accordance with the client’s proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Refer Items. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Refer Items, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

• Publicly available information

• Research and recommendation provided by the Service

• Industry practices

• Any special circumstances relating to the company

• Advice from portfolio managers or investment professionals

• Advice from legal counsel

• Market conditions

• Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer’s shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

• the proxy is written in a language other than English and no translation has been provided;

• the proxy requires overseas travel in order to vote; or

• securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are de minimus when compared to the company’s total outstanding shares.

(2) Conflicts of Interest

A conflict of interest occurs when the interests of PCA, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with PCA, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee’s independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PCA and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This policy and procedure are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.  Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of PCA provides services, the affiliate’s relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate’s annual revenue.

Identification of Conflicts of Interest: Proxies required to be voted with respect to PCA’s publicly-traded affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to PCA’s investment company clients, conflicts may arise involving the investment adviser. In such cases PCA will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Refer Item, the Committee may vote such matter in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of PCA or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of PCA Code of Ethics and shall be reported by the Committee to The PNC Financial Services Group, Inc. Corporate Ethics Office.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee’s consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy-voting responsibilities. This may include requesting that employees and officers of PCA and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) Review of Policy

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with PCA’s fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission.

(4) Procedure for Verifying Independence of Proxy Voting Service

1.  The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA.  The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients.  Among the actions which the Committee may undertake in making such an assessment are:

a.  Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.  Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

c.  Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, the Proxy Voting Administrators shall request from the proxy voting service engaged by PCA (the “Service”) the following items:

•                  A copy of the Service’s written policies and procedures in place to guard against any conflicts of interest;

•                  A copy of the SAS 70(1) prepared by an independent public accounting firm regarding the Service.

In cases where the Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

(5) Recordkeeping

PCA shall retain records relating to the voting of proxies, including:

a.  A copy of this Proxy Voting Policy and Procedures.

b.  A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts.

c.  A record of each vote cast by PCA on behalf of a client.

d.  A copy of each written client request for information on how PCA voted proxies on behalf of the client account, and

(1)  A SAS 70 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

e.  A copy of any written response by PCA to the client account.

f.  All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.  PCA shall also maintain at the Service Provider records of proxy votes cast on behalf of PCA’s clients provided that the Service Provider can provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PCA.

Exhibit A

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

November 15, 2010

Amended February 2, 2011

Amended February 22, 2012

1.             OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Election of Directors in a non-contested election

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS(2) matters such as the following;

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

(2)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with RiskMetrics recommendation.

2.             BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.*

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors**.

*Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

**Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting*

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case by case basis.

Succession Planning

Proposals seeking disclosure on a CEI succession planning policy will be a REFER item sent to the Committee to evaluate on a case by case basis.

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case by case basis.

3.             MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting CASE BY CASE on proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

4.             STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE BY CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.             EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

Stock option plans

Restricted stock bonus plans

Director stock ownership proposals

Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

The Committee recommends voting on a CASE-BY-CASE BASIS on executive compensation, Shareholder Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

1.             Purchase price is at least 85 percent of fair market value

2.             Offering period is 27 months or less, and

3.             Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (SERPs)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case by case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case by case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case by case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

6.             SOCIAL AND ENVIRONMENTAL ISSUES

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.             ENVIRONMENTAL AND ENERGY

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case by case basis.

8.             GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.             LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.          MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.          WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

1.                                       The board composition is reasonably inclusive in relation to companies of similar size and business or

2.                                       The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (EEO)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

1.             The company has well-documented equal opportunity programs

2.                                       The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

3.             The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

1.             The composition of senior management and the board is fairly inclusive

2.                                       The company has well-documented programs addressing diversity initiatives and leadership development

3.                                       The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

4.                                       The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.          MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

•                  Removal of shareholder approval requirement to change the domicile of the fund

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

Please contact PNC Advantage Funds at 1-800-364-4890 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-ADVSAI-0312